NET REVENUES (Tables)	12 Months Ended
Dec. 31, 2024
Analysis of income and expense [abstract]
Disclosure of net revenues
Net revenues are as follows:

	For the years ended December 31,
	2024	2023	2022
	(€ thousand)
Revenues from:
Cars and spare parts	5,727,688	5,119,181	4,321,120
Sponsorship, commercial and brand	669,776	571,759	498,861
Other (1)	279,204	279,206	275,273
Total net revenues	6,676,668	5,970,146	5,095,254
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(1)Starting from 2024, residual net revenues generated from the sale of engines are presented within other net revenues as a result of the expiration of the supply contract with Maserati in December 2023. As a result, net revenues generated from engines of €126,748 thousand and €155,342 thousand for the years ended December 31, 2023 and 2022 that were previously presented as “Engines” net revenues have been presented within “Other” net revenues to conform to the current presentation.